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                                                                   Exhibit 99.13

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                            SAFECO TAXABLE BOND TRUST
                                 CLASS A SHARES

                                    EXHIBIT A

This Plan of Distribution for Class A shares pursuant to Rule 12b-1 applies to the following Series:

     1.   Safeco Intermediate-Term U.S. Government Fund
     2.   Safeco High-Yield Bond Fund

As of October 1, 2003

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                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                            SAFECO TAXABLE BOND TRUST
                                 CLASS B SHARES

                                    EXHIBIT A

This Plan of Distribution for Class B shares pursuant to Rule 12b-1 applies to the following Series:

     1.   Safeco Intermediate-Term U.S. Government Fund
     2.   Safeco High-Yield Bond Fund

As of October 1, 2003

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                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1
                            SAFECO TAXABLE BOND TRUST
                                 CLASS C SHARES

                                    EXHIBIT A

This Plan of Distribution for Class C shares pursuant to Rule 12b-1 applies to the following Series:

     1.   Safeco Intermediate-Term U.S. Government Fund
     2.   Safeco High-Yield Bond Fund

As of October 1, 2003